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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 20, 1999
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                               The Rouse Company
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             (Exact name of registrant as specified in its charter)


    Maryland                      0-1743                      52-0735512
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 (State or other                (Commission               (IRS Employer
  jurisdiction of               File Number)              Identification No.)
  incorporation)


10275 Little Patuxent Parkway
Columbia, Maryland  21044-3456
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (410) 992-6000
                                                   --------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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The purpose of this Form 8-K is to file the consents of KPMG LLP,
PricewaterhouseCoopers LLP and Deloitte & Touche LLP to incorporate by reference certain of their reports into certain Registration Statements of The Rouse Company.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

(c)  Exhibits:

     23.1  Consent of KPMG LLP, Independent Accountants
     23.2  Consent of KPMG LLP, Independent Accountants
     23.3  Consent of KPMG LLP, Independent Accountants
     23.4  Consent of PricewaterhouseCoopers LLP, Independent Accountants
     23.5  Consent of Deloitte & Touche LLP, Independent Accountants
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                                   Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE ROUSE COMPANY

Date:  April 21, 1999                       By /s/  Jeffrey H. Donahue
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                                               Jeffrey H. Donahue
                                               Executive Vice-President and
                                               Chief Financial Officer